Form Employee RSU Award Agreement

Leafly Holdings, Inc.
2021 Equity Incentive Plan

Restricted Stock Unit Award Agreement

This Restricted Stock Unit Award Agreement (this “Agreement”) is made by and between Leafly Holdings, Inc., a corporation organized and existing under the laws of Delaware (the “Company”) and [●] (the “Participant”), effective as of __________, 2022 (the “Date of Grant”).

RECITALS

WHEREAS, the Company has adopted the Leafly Holdings, Inc. 2021 Equity Incentive Plan (as may be further amended, amended and restated or modified from time to time (the “Plan”), which is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Plan;

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the parties agree as follows:

1.
Grant of Award. The Company hereby grants to the Participant, effective as of the Date of Grant, [●] restricted stock units (“RSUs”), on the terms and conditions set forth in the Plan and this Agreement.

2.
Vesting and Forfeiture.

(a)
General. Subject to the terms and conditions set forth in the Plan and this Agreement, the RSUs shall vest [●] (each, a “Vesting Date”), subject to the Participant’s continued Service through the applicable Vesting Date.

(b)
Termination of Service. Upon a termination of a Participant’s service for any reason or no reason, any then unvested RSUs will be forfeited immediately, automatically and without consideration. The RSUs and the shares of Common Stock (and any resulting proceeds) will continue to be subject to Sections 12.2 (Termination for Cause) and 12.3 (Right of Recapture) of the Plan.

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

3.
Payment.

(a)
Settlement. The Company shall deliver to the Participant within thirty (30) days following the Vesting Date, a number of shares Common Stock equal to the aggregate number of RSUs that have vested pursuant to Section 2 (reduced by any shares sold or withheld to satisfy tax withholding requirements). No fractional shares of Common Stock shall be delivered. The Company may deliver such shares of Common Stock either through book entry accounts held by, or in the name of, the Participant or cause to be issued a certificate or certificates representing the number of shares of Common Stock to be issued in respect of the RSUs, registered in the name of the Participant.

(b)
Withholding Requirements. Participant is ultimately responsible for all taxes owed in connection with the RSUs (e.g., upon vesting and/or receipt of shares thereunder), regardless of any action the Company takes with respect to such tax withholding. The Company shall have the right to deduct or withhold from any shares of Common Stock deliverable under this Agreement, or in its discretion to require the Participant to remit to the Company, amounts necessary to satisfy all federal, state, local and other taxes required to be withheld in connection with the settlement of the RSUs, including through open market sales of shares under the RSUs to generate proceeds to satisfy tax withholding obligations.

4.
Non-Disclosure and Non-Use of the Company’s Trade Secrets or Confidential Information and Restricted Activities. In consideration of the RSUs granted under this Agreement,

(a)
At all times during and following Participant’s Service, Participant agrees that he or she will not, either directly or indirectly, and Participant will not permit any Covered Entity which is Controlled by Participant to, either directly or indirectly, (i) divulge, use, disclose (in any way or in any manner, including by posting on the Internet), reproduce, distribute, or reverse engineer or otherwise provide the Company’s Trade Secrets or Confidential Information to any person, firm, corporation, reporter, author, producer or similar person or entity; (ii) take any action that would make available Trade Secrets or Confidential Information to the general public in any form; (iii) take any action that uses Trade Secrets or Confidential Information to solicit any client or prospective client of the Company; or (iv) take any action that uses Trade Secrets or Confidential Information for solicitation or marketing for any service or product or on Participant’s behalf or on

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

behalf of any entity other than the Company with which Participant may become associated, except (i) as required in connection with the performance of such Participant’s duties to the Company, (ii) as required to be included in any report, statement or testimony requested by any municipal, state or national regulatory body having jurisdiction over Participant or any Covered Entity which is Controlled by Participant, (iii) as required in response to any summons or subpoena or in connection with any litigation, (iv) to the extent necessary in order to comply with any law, order, regulation, ruling or governmental request applicable to Participant or any Covered Entity which is Controlled by Participant, (v) as required in connection with an audit by any taxing authority, or (vi) as permitted by the express written consent of the Board. In the event that Participant or any such Covered Entity which is Controlled by Participant is required to disclose Trade Secrets or Confidential Information pursuant to the foregoing exceptions, Participant shall promptly notify the Company of such pending disclosure and assist the Company (at the Company’s expense) in seeking a protective order or in objecting to such request, summons or subpoena with regard to the Trade Secrets or Confidential Information. If the Company does not obtain such relief after a period that is reasonable under the circumstances, Participant (or such Covered Entity) may disclose that portion of the Trade Secrets or Confidential Information which counsel to such party advises such party that they are legally compelled to disclose. In such cases, Participant shall promptly provide the Company with a copy of the Trade Secrets or Confidential Information so disclosed. This provision applies without limitation to unauthorized use of Trade Secrets or Confidential Information in any medium, writings of any kind containing such information or materials, including books, and articles, blogs, websites, or writings of any other kind, or film, videotape, or audiotape. If, and only if, the controlling state law applicable to Participant requires a time limit to be placed on restrictions concerning the post-employment use of Confidential Information for the restriction to be enforceable, then this restriction on Participant’s use of Confidential Information that is not a Trade Secret will expire two (2) years after Participant’s employment or other association with the Company ends. This time limit will not apply to Confidential Information that qualifies as a Trade Secret. The Company’s trade secrets will remain protected for as long as they qualify as trade secrets under applicable law.

(b)
Notwithstanding Participant’s confidentiality obligations set forth in this Section 4, Participant understands that, pursuant to the Defend Trade Secrets Act of 2016, Participant shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a Trade Secret that: (i) is made (x) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (y) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Participant understands that in the event it is determined that disclosure of the Trade Secrets of the Company or any of its Subsidiaries or Affiliates was not done in good

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

faith pursuant to the above, Participant shall be subject to substantial damages under federal criminal and civil law, including punitive damages and attorneys’ fees.

(c)
Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall limit or interfere with Participant’s right, without notice to or authorization of the Company, to communicate and cooperate in good faith with a Government Agency for the purpose of (i) reporting a possible violation of any U.S. federal, state, or local law or regulation, (ii) participating in any investigation or proceeding that may be conducted or managed by any Government Agency, including by providing documents or other information, or (iii) filing a charge or complaint with a Government Agency. For purposes of this Agreement, “Government Agency” means the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, or any other self-regulatory organization or any other federal, state or local governmental agency or commission.
(d)
Participant understands that nothing in this Agreement prohibits or restricts Participant from disclosing Participant’s own compensation. Participant understands that if Participant is a nonsupervisory employee, nothing in this Agreement prohibits or restricts Participant from disclosing Participant’s or others’ terms and conditions of employment, compensation, hours or working conditions with coworkers or union representatives or exercising protected rights under Section 7 of the National Labor Relations Act to the extent that such rights cannot be waived by the Agreement.
(e)
Participant understands that nothing in this Agreement prevents Participant from discussing or disclosing information about conduct that Participant reasonably believes is unlawful discrimination, harassment, or retaliation, a wage-and-hour violation, or sexual assault, that is recognized as unlawful under state, federal or common law, or that is recognized as against a clear mandate of public policy, occurring in the workplace, at work-related events coordinated by or through the Company, or between employees, or between the Company and an employee, whether on or off the employment premises.
5.
Non-Compete; Non-Solicitation; and Non-Disparagement. In further consideration of the RSUs granted under this Agreement:
(a)
Non-Competition. During the term of Participant’s Service and for 12 months following the termination of Participant’s Service (the “Restricted Period”), Participant shall not, directly or indirectly, whether for pay or otherwise (i) form or assist others in forming, be employed by, render services of an executive, advertising, marketing, sales, administrative, supervisory technical, research, purchasing or consulting nature, or otherwise assist or lend Participant’s name,

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

counsel or assistance to, any person or entity that engages in a business that competes with or intends to compete with the Business.
(b)
Non-Solicitation. During the term of Participant’s Service and during the Restricted Period, Participant agrees that Participant will not, in any manner, directly or indirectly, solicit any customer or, where allowed by law, Prospective Customer of the Company to whom Participant provided services, with or for whom Participant transacted business, or about whom Participant learned Trade Secrets or Confidential Information during the six (6) months prior to Participant’s termination, in each case, for the purpose of providing goods or services competitive with the Business. A “Prospective Customer” is any person or entity with whom Participant has communicated or whom Participant solicited for the purposes of obtaining or transacting business and/or whom Participant has analyzed concerning potential business at any time prior to the termination of Participant’s Service with the Company.
(c)
Non-Solicitation of Participants. During the Restricted Period, Participant agrees that he or she will not, in any manner, directly or indirectly, solicit, hire, attempt to solicit or attempt to hire any person who is a [non-administrative (i.e., non-clerical)] employee of the Company, or an employee under Participant’s control, in each case, during the six (6) months prior to Participant’s termination, to apply for or accept employment with any person or entity that provides goods or services competitive with the Business, unless the Company first terminated the employment of such person.
(d)
Participant understands and acknowledges that Sections 5(a),(b) and (c), which contain noncompetition and nonsolicitation provisions, shall apply only if and when Participant’s annualized Earnings (as defined in Section 5(e)) exceed one hundred seven thousand three hundred one dollars and four cents ($107,301.04) per year. The dollar amounts specified in this Section 5(d) shall be adjusted annually for inflation in accordance with Chapter 299, Washington State Laws of 2019 (Enacted May 8, 2019).
(e)
"Earnings" shall mean the compensation reflected on box 1 of Participant’s United States Internal Revenue Service Form W-2 from the Company that is paid to Participant over the prior year, or portion thereof for which Participant was employed, annualized and calculated as of the earlier of the date that enforcement of the noncompetition covenant is sought or the date of separation from employment.
(f)
Participant agrees that during the Restricted Period, regardless of whether Participant is subject to Sections 5(b) and (c), Participant will not, directly or indirectly, (i) solicit (including without limitation by recruiting or otherwise making efforts to hire) any employee of the Company to leave the Company, or (ii) solicit any customer of the Company to cease or reduce the extent to which it is doing business with the Company.

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

(g)
Participant agrees that during the Restriction Period, Participant will inform any entity or person with whom Participant may seek to enter into a business relationship (whether as an owner, employee, independent contractor or otherwise) of Participant’s contractual obligations under this Agreement. Participant also understands and agrees that the Company may, with or without prior notice to Participant and during or after the term of the Participant’s Service, notify third parties of Participant’s agreements and obligations under this Agreement. Participant further agrees that, upon written request by the Company, Participant will respond to the Company in writing regarding the status of Participant’s employment or proposed employment with any party during the Restriction Period.
(h)
Non-Disparagement. Participant agrees and covenants that Participant will not make, publish, or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments, or statements concerning the Company, or any of its products, services, employees, officers, and existing and prospective customers, suppliers, investors, and other associated third-parties. This Section does not, in any way, restrict or impede Participant from exercising Participant’s rights under Section 7 of the National Labor Relations Act to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation, or order. Participant shall promptly provide written notice of any such order to an authorized officer of the Company immediately after receiving such order, but in any event sufficiently in advance of making any disclosure to permit the Company to contest the order or seek confidentiality protections, as determined in the Company’s sole discretion.
6.
Enforcement; Remedies. Participant acknowledges that Participant’s expertise in the Business is of a special and unique character which gives this expertise a particular value, and that a breach of Sections 4 or 5 by Participant will cause serious and potentially irreparable harm to the Company. Participant therefore acknowledges that a breach of Sections 4 or 5 by Participant cannot be adequately compensated in an action for damages at law, and equitable relief would be necessary to protect the Company from a violation of this Agreement and from the harm which this Agreement is intended to prevent. By reason thereof, Participant acknowledges that the Company is entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement. Participant acknowledges, however, that no specification in this Agreement of a specific legal or equitable remedy may be construed as a waiver of or prohibition against the Company pursuing other legal or equitable remedies in the event of a breach of this Agreement by Participant. For purposes of Sections 4 and 5, “Company” shall specifically include the Company and its direct and indirect parent entities, subsidiaries, successors and assigns. If Participant fails to comply with a restriction in this Agreement that applies for a limited period of time after employment, the time period for that restriction will be extended by the greater of either: one day for each day Participant is found to have violated the restriction, or the length of the legal proceeding necessary to secure enforcement of the restriction; provided, however, that this extension of time shall be capped

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

so that the extension of time does not exceed two years from the date their employment ended, and if this extension would make the restriction unenforceable under applicable law it will not be applied (“Fairness Extension”).
7.
Definitions.
(a)
“Business” means the business of a technology-enabled marketplace that allows consumers to access information about, and/or place orders for, cannabis (including hemp) brands, products and/or services, and any other business engaged in or service rendered by, or a business or services planned to be entered into by, the Company during the term of Participant’s Service.
(b)
“Confidential Information” means any data or information, without regard to form, other than Trade Secrets, that is valuable to the Company and is not generally known by the public. To the extent consistent with the foregoing, Trade Secrets or Confidential Information includes, but is not limited to: (i) the names, addresses, phone numbers, accounts, financial information, and other information concerning patients, referral sources, payors (employers, managed care organizations, workers compensation insurers, and other types of payors) and other clients of the Company; (ii) non-public information and materials describing or relating to the Company’s business or financial affairs, including but not limited to financial and/or investment performance information, personnel matters, products, operating procedures, organizational responsibilities, marketing matters, or policies or procedures of the Company; or (iii) information and materials describing the Company’s existing or new products and services, including analytical data and techniques, and product, service or marketing concepts under development at or for the Company, and the status of such development. Trade Secrets or Confidential Information does not include information that, other than as a result of a breach by Participant of this Agreement, (x) is or becomes generally known within the relevant industry, or (y) is or becomes known to Participant other than through Participant’s work for the Company, or (z) is or becomes generally available to the public.
(c)
“Control” means (i) in the case of a corporate entity, direct or indirect ownership of at least fifty percent (50%) of the stock or securities entitled to vote for the election of directors; and (ii) in the case of a non-corporate entity (such as a limited liability company, partnership or limited partnership), either (x) direct or indirect ownership of at least fifty percent (50%) of the equity interests in such entity, or (y) the power to direct the management and policies of such entity.
(d)
“Covered Entity” means every Affiliate of Participant, and every business, association, trust, corporation, partnership, limited liability company, proprietorship or other entity in which Participant has an investment (whether through debt or equity securities), or maintains any capital contribution or made any outstanding advances to, or in which any Affiliate of Participant has an ownership interest or profit sharing percentage, or a firm from which Participant or any Affiliate of Participant receives or is entitled to receive income, compensation

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

or consulting fees in which Participant or any Affiliate of Participant has an interest as a lender (other than solely as a trade creditor for the sale of goods or provision of services that do not otherwise violate the provisions of this Agreement). The agreements of Participant contained herein specifically apply to each entity which is presently a Covered Entity (so long as it remains a Covered Entity) or which becomes a Covered Entity subsequent to the date of this Agreement.
(e)
“Trade Secrets” means information, without regard to form, including, but not limited to, technical or nontechnical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, a prototype, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public and which information: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets also include any information or data described above that the Company obtains from another party and that the Company treats as proprietary or designates as a Trade Secrets, whether or not owned or developed by the Company.

8.
Participant Representations. The Participant acknowledges, represents and warrants that:

(a)
the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and the Company is relying in part on the Participant’s representations set forth in this Section 8;

(b)
if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the shares of Common Stock must be held indefinitely by the Participant unless an exemption from the registration requirements of the Securities Act is available for the resale of such shares or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such shares of Common Stock and the Company is under no obligation to register the resale of the shares of Common Stock (or to file a “re-offer prospectus”);

(c)
if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the Participant understands that the exemption from registration under Rule 144 will not be available under current law unless (i) a public trading

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

market then exists for the shares of Common Stock, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with and that any sale of the shares of Common Stock may be made only in limited amounts in accordance with such terms and conditions; and

(d)
the Participant is either (i) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as amended from time to time or (ii) not an accredited investor, and has (or, in the case of a trust, the trustee has), by him or herself or through a “purchaser representative” within the meaning of Rule 501(i) under Regulation D of the Securities Act, such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his, her or its investment in the shares of Common Stock, and the Participant is capable of bearing the economic risks of such investment and is able to bear the complete loss of his, her or its investment in the shares of Common Stock.

9.
Miscellaneous Provisions

(a)
Rights of a Shareholder. Prior to settlement of the RSUs in shares of Common Stock, neither the Participant nor the Participant’s representatives will have any rights as a shareholder of the Company with respect to any shares of Common Stock underlying the RSUs.

(b)
Transfer Restrictions. The shares of Common Stock delivered hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, NASDAQ or any stock exchange upon which such shares of Common Stock are listed, any applicable federal or state laws and any agreement with, or policy of, the Company or the Committee to which the Participant is a party or subject, and the Committee may cause orders or designations to be placed upon the books and records of the Company’s transfer agent to make appropriate reference to such restrictions.

(c)
Clawback Policy. The Participant acknowledges that the Participant is subject to the provisions of Section 12 (Forfeiture Events) and Section 14.6 (Trading Policy and Other Restrictions) of the Plan and any compensation recovery, “clawback” or

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

similar policy adopted by the Company from time to time and/or made applicable by law including the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection and Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed.

(d)
Adjustments. In the event of any change with respect to the outstanding shares of Common Stock contemplated by Section 4.5 of the Plan prior to delivery, the RSUs may be adjusted in accordance with Section 4.5 of the Plan.

(e)
No Right to Continued Service. Nothing in this Agreement or the Plan confers upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(f)
Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s executor, personal representative(s), distributees, administrator, permitted transferees, permitted assignees, beneficiaries, and legatee(s), as applicable, whether or not any such person will have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.

(g)
Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, then the remaining provisions will nevertheless be binding and enforceable.

(h)
Amendment. Except as otherwise provided in the Plan, this Agreement will not be amended unless the amendment is agreed to in writing by both the Participant and the Company.

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

(i)
Choice of Law; Jurisdiction. This Agreement and all claims, causes of action or proceedings (whether in contract, in tort, at law or otherwise) that may be based upon, arise out of or relate to this Agreement will be governed by the internal laws of the State of Washington, excluding any conflicts or choice-of-law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

(j)
Signature in Counterparts. This Agreement may be signed in counterparts, manually or electronically, each of which will be an original, with the same effect as if the signatures to each were upon the same instrument.

(k)
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

(l)
Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions of the Plan and this Agreement, and accepts the RSUs subject to all of the terms and conditions of the Plan and this Agreement. In the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable term and provision of the Plan will govern and prevail.

[Signature page follows.]

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2

IN WITNESS WHEREOF, the Company and the Participant have executed this Restricted Stock Unit Award Agreement as of the dates set forth below.

PARTICIPANT LEAFLY HOLDINGS, INC.

_________________________________ By: ______________________________

Date:_____________________________ Date: _____________________________

[Signature Page – RSU Award Agreement]

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" "WEIL:\98477713\4\58167.0004" "" WEIL:\98477713\4\58167.0004

DOCPROPERTY "CUS_DocIDChunk0" 157874926.2